Exhibit 10.110

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING

PAGE 1 OF PAGES 28

2. CONTRACT (Proc. Inst. Ident.) NO: HDTRA1-08-C-0003

3. EFFECTIVE DATE: 30 Jun 2008

4. REQUISITION/PURCHASE REQUEST/PROJECT NO: CBM08000[illegible]

5. ISSUED BY — CODE HDTRA1

DEFENSE THREAT REDUCTION AGENCY/BE-BC
8725 JOHN J. KINGMAN ROAD, MSC 6201
FORT BELVOIR VA 22060-6201

6. ADMINISTERED BY (If other than Item 5) — CODE S0513A

DCMA SANTA ANA
34 CIVIC CENTER PLAZA, RM 5001
SANTA ANA CA 92701-4055

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)

PEREGRINE PHARMACEUTICALS, INC
DAVID KING
14282 FRANKLIN AVE
TUSTIN CA 92780-7017

CODE 45UT0 — FACILITY CODE

8. DELIVERY: [ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN — ITEM

11. SHIP TO/MARK FOR — CODE HDTRA1

12. PAYMENT WILL BE MADE BY — CODE HQ0339

DFAS COLUMBUS CENTER
DFAS-CO/WEST ENTITLEMENT OPERATIONS
P.O. BOX 182381
COLUMBUS OH 43218-2381

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

See Schedule

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT: $22,336,307.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES	
X	A	SOLICITATION/ CONTRACT FORM	1	X	I	CONTRACT CLAUSES	23 - 27
X	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 6			PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	
X	C	DESCRIPTION/ SPECS./ WORK STATEMENT	7	X	J	LIST OF ATTACHMENTS	28
X	D	PACKAGING AND MARKING	8			PART IV - REPRESENTATIONS AND INSTRUCTIONS	
X	E	INSPECTION AND ACCEPTANCE	9		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
X	F	DELIVERIES OR PERFORMANCE	10 - 11				
X	G	CONTRACT ADMINISTRATION DATA	12 - 16		L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
X	H	SPECIAL CONTRACT REQUIREMENTS	17 - 22		M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ______ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print): Steven King, President + CEO

20A. NAME OF CONTRACTING OFFICER: Laurie Hull
TEL: EMAIL:

19B. NAME OF CONTRACTOR
BY [signature] (Signature of person authorized to sign)

19C. DATE SIGNED: 25 June 2008

20B. UNITED STATES OF AMERICA
BY [signature] (Signature of Contracting Officer)

20C. DATE SIGNED: 30 Jun 08

NSN 7540-01-152-8069
Previous edition is usable
26-107
GPO 1985 O - 469-794
STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA
FAR (48 CFR) 53.214(a)

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section B - Supplies or Services and Prices

BAA REFERENCE

This contract is awarded as a result of Medical Science and Technology (S&T) Chemical and Biological Defense Transformational Medical Technologies Initiative (TMTI) BAA HDTRA1-07-TMTI-BAA.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Dollars, U.S.		$22,336,307.00

BASE PERIOD
CPFF
In accordance with Statement of Work entitled, "Biological Advanced Development," dated April 30, 2008, Attachment 1 to the Contract.
FOB: Destination
PURCHASE REQUEST NUMBER: CBM080009598
MFR PART NR: A

ESTIMATED COST					$20,324,210.00
FIXED FEE					$2,012,097.00
TOTAL EST COST + FEE					$22,336,307.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000101			Dollars, U.S.		$0.00
	BASE PERIOD FUNDING CPFF FOB: Destination PURCHASE REQUEST NUMBER: CBM080009598
ESTIMATED COST					$0.00
FIXED FEE					$0.00
TOTAL EST COST + FEE					$0.00
	ACRN AA CIN: CBM080009598000101				$5,000,000.00

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Dollars, U.S.		$6,647,996.00
OPTION
OPTION YEAR 1
CPFF
In accordance with Statement of Work entitled, "Biological Advanced Development," dated April 30, 2008, Attachment 1 to the Contract.
FOB: Destination
PURCHASE REQUEST NUMBER: CBM080009598

ESTIMATED COST					$6,049,132.00
FIXED FEE					$598,864.00
TOTAL EST COST + FEE					$6,647,996.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000201					$0.00
	OPTION YEAR 1 FUNDING CPFF FOB: Destination

				NET AMT

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Dollars, U.S.		$8,944,914.00
OPTION	OPTION YEAR 2 CPFF In accordance with Statement of Work entitled, "Biological Advanced Development," dated April 30, 2008, Attachment 1 to the Contract. FOB: Destination
ESTIMATED COST					$8,139,139.00
FIXED FEE					$805,775.00
TOTAL EST COST + FEE					$8,944,914.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000301					$0.00
	OPTION YEAR 2 FUNDING CPFF FOB: Destination

				NET AMT

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0004			Dollars, U.S.		$6,474,499.00
OPTION	OPTION YEAR 3 CPFF In accordance with Statement of Work entitled, "Biological Advanced Development," dated April 30, 2008, Attachment 1 to the Contract. FOB: Destination
ESTIMATED COST					$5,891,264.00
FIXED FEE					$583,235.00
TOTAL EST COST + FEE					$6,474,499.00

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000401					$0.00
	OPTION YEAR 3 FUNDING CPFF FOB: Destination
ESTIMATED COST					$0.00
FIXED FEE					$0.00
TOTAL EST COST + FEE					$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0005					NSP
	Contract Data Requirements List (CDRL's) CPFF CDRL's in accordance with Exhibit A to the Contract. FOB: Destination PURCHASE REQUEST NUMBER: CBM080009598
ESTIMATED COST					$0.00
FIXED FEE					$0.00
TOTAL EST COST + FEE					$0.00

See Exhibit A

CLAUSES INCORPORATED BY FULL TEXT

252.216-9001      ACCRUAL OF FIXED FEE (OCT 1998)

           Subject to the provisions of the Clause of this Contract entitled FIXED FEE, the fixed fee provided for in this Contract, as from time-to-time amended, shall accrue on each approved interim payment voucher in the same proportion to the total fixed fee that the approved voucher costs bear to the total estimated costs set forth in the Contract; provided, however, that any balance of the fixed fee remaining after completion of the work required under said Contract shall be deemed to accrue forthwith and be paid in accordance with the terms of the Contract.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

252.232-9001      PRICES/COST

a.  Subject to the provisions of the Clauses of this Contract entitled LIMITATION OF FUNDS, ALLOWABLE COST AND PAYMENT, and FIXED FEE, the total allowable cost under this Contract shall not exceed $________ A_____ _____, which is the total estimated cost of the Contractor's performance hereunder, exclusive of fixed fee.  In addition, the Government shall pay the Contractor a fixed fee of $__________B_____________ for the performance of this Contract.  It is understood and agreed that the Government's obligation is limited to INCREMENTAL FUNDING in the amount of $_________C____________.  Within this amount ($________C_________), the fixed fee shall bear the same relationship to the total fixed fee, as the costs incurred bear to the total estimated cost.

b.  Interim payment vouchers may be submitted for provisional payment pursuant to the Clauses of this Contract entitled ALLOWABLE COST AND PAYMENT and FIXED FEE.

Fill in the dollar amounts as applicable:

A:  $22,336,307
B:  $2,012,097
C:  $5,000,000

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section C - Descriptions and Specifications

CLAUSES INCORPORATED BY FULL TEXT

252.211-9000   Description/Specifications/Work Statement

The Contractor shall provide the supplies and/or services set forth in Section B, in accordance with the following:

a.  Statement of Work entitled, "Biological Advanced Development," dated April 30, 2008, Attachment 1 to the Contract.

b.  Contract Data Requirements List (DD Form 1423), Exhibit A to the Contract.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section D - Packaging and Marking

CLAUSES INCORPORATED BY FULL TEXT

252.247-9001  PACKAGING AND MARKING

(a)  All data contained in Exhibit A, Contract Data Requirements List (CDRL), DD Form 1423 delivered under this contract shall be delivered using best commercial practices to meet the packaging requirements of the carrier and to insure delivery, to the addressees specified on the Data Item Cover Sheet, at destination and in accordance with applicable security requirements.

(b)  All data and correspondence submitted to the Contracting Officer shall reference the Contract Number, the CDRL number, and the date submitted.  A copy of all correspondence sent to the Contracting Officer's Representative (COR) or Project Manager shall be simultaneously provided to the Contracting Officer.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
000101	N/A	N/A	N/A	Government
0002	Destination	Government	Destination	Government
000201	N/A	N/A	N/A	Government
0003	Destination	Government	Destination	Government
000301	N/A	N/A	N/A	Government
0004	Destination	Government	Destination	Government
000401	N/A	N/A	N/A	Government
0005	N/A	N/A	N/A	Government

CLAUSES INCORPORATED BY FULL TEXT

252.246-9000  INSPECTION AND ACCEPTANCE (JUL 2007)

Government inspection and acceptance of data is specified on the Contract Data Requirements List, DD Form 1423.  In accordance with FAR 52.246-8, inspection and acceptance for all work performed at any and all times under this contract shall be the responsibility of the:

___X__                      Contracting Officer's Representative (COR) or Project Manager (PM).  The Wide Area Work Flow (WAWF) Acceptor DoDDAC is located in DTRA 252.201-9000 Project Manager or DTRA 252.201-9002 Contracting Officer’s Representative.

_____                      Administrative Contracting Officer (ACO).  The WAWF Acceptor DoDAAC can be found in the “Administered By” block on page 1 of the contract.

(End of Clause)

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 30-JUN-2008 TO 29-JUN-2010	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM WILLIAM "BILL" JONES 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-4295 FOB: Destination	HDTRA1

000101	N/A	N/A	N/A	N/A

0002	POP 30-JUN-2010 TO 29-JUN-2011	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM WILLIAM "BILL" JONES 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-4295 FOB: Destination	HDTRA1

000201	N/A	N/A	N/A	N/A

0003	POP 30-JUN-2011 TO 29-JUN-2012	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM WILLIAM "BILL" JONES 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-4295 FOB: Destination	HDTRA1

000301	N/A	N/A	N/A	N/A

0004	POP 30-JUN-2012 TO 29-JUN-2013	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM WILLIAM "BILL" JONES 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-4295 FOB: Destination	HDTRA1

000401	N/A	N/A	N/A	N/A

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

0005	POP 01-JUL-2008 TO 30-JUN-2013	N/A	DEFENSE THREAT REDUCTION AGENCY/RD-CBM WILLIAM "BILL" JONES 8725 JOHN J KINGMAN ROAD, MAIL STOP 6201, FORT BELVOIR VA 22060 703-767-4295 FOB: Destination	HDTRA1

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section G - Contract Administration Data

ADMINISTRATION

ASSIGNMENT OF CONTRACT ADMINISTRATION SERVICES (CAS)
                           FUNCTIONS (AUG 2007)

a.  The contract administration functions stated in FAR 42.302(a) are assigned to:
See Section A, Block 6.

b.  Notwithstanding that assignment, in accordance with FAR 42.202(b)(2), the following functions are determined to be best performed by the PCO and are retained by the DTRA Contracting Office:

(1)  FAR 42.302(a)(3)  Conduct postaward orientation conferences.

(2)  FAR 42.302(a)(20)  Perform Postaward Security Administration.

(3)  FAR 42.302(a)(40)  Perform engineering surveillance to assess compliance with contractual terms for schedule, cost, and technical performance in the areas of design, development, and production.

(4)  FAR 42.302(a)(51)  In accordance with FAR 52.244-2, consent to the placement of subcontracts which have experimental, developmental, or research work as one of its purposes.

(5) Approval or disapproval of the data items listed on Exhibit A, DD Form 1423, Contract Data Requirements List.

(END OF CLAUSE)

ACCOUNTING AND APPROPRIATION DATA

AA: 9780400.2620 1000 B62D 255999 BD25909000 S49012
AMOUNT: $5,000,000.00
CIN CBM080009598000101: $5,000,000.00

CLAUSES INCORPORATED BY FULL TEXT

252.201-9002  CONTRACTING OFFICER'S REPRESENTATIVE (MAY 2007)

a.   The Contracting Officer's Representative (COR) for this contract is:
William Jones
Defense Threat Reduction Agency/RD-CBM
8725 John J. Kingman Rd, MS 6201
Fort Belvoir VA  22060-6201
Telephone number (703) 767-4295
e-mail address william.jones@dtra.mil.
WAWF Acceptor DoDAAC:  HDTRA1

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

b.   The COR will act as the Contracting Officer’s Representative for technical matters providing technical direction and discussion as necessary with respect to the specification/statement of work and monitoring the progress and quality of the Contractor’s performance.  The COR is NOT an Administrative Contracting Officer (ACO) and does not have the authority to take any action, either directly or indirectly that would change the pricing, quality, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract, or to direct the accomplishment of effort, which goes beyond the scope of the specifications/statement of work in the contract.

c.   When, in the opinion of the contractor, the COR requests effort outside the existing scope of the contract, the contractor shall promptly notify the Contracting Officer in writing.  No action shall be taken by the contractor under such direction until the Contracting Officer has issued a modification to the contract or has otherwise resolved the issue.

CLAUSES INCORPORATED BY FULL TEXT

252.204-9002      PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (AUG 2007)

In accordance with DFARS 204.7108 Payment Instructions, payment shall be made by the numbered payment instruction identified below:

_____ (1)  Line item specific: single funding. If there is only one source of funding for the contract line item (i.e., one ACRN), the payment office will make payment using the ACRN funding of the line item being billed.

_____ (2)  Line item specific: sequential ACRN order.  If there is more than one ACRN within a contract line item, the payment office will make payment in sequential ACRN order within the line item, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: Alpha/Alpha; Alpha/Numeric; Numeric/Alpha; and Numeric/Numeric.

_____ (3)  Line item specific: contracting officer specified ACRN order.  If there is more than one ACRN within a contract line item, the payment office will make payment within the line item in the sequence ACRN order specified by the contracting officer, exhausting all funds in the previous ACRN before paying from the next ACRN.

_____ (4)  Line item specific: by fiscal year.  If there is more than one ACRN within a contract line item, the payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year.  In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

_____ (5)  Line item specific: by cancellation date.  If there is more than one ACRN within a contract line item, the payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next.  In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

_____ (6)  Line item specific: proration.  If there is more than one ACRN within a contract line item, the payment office will make payment from each ACRN in the same proportion as the amount of funding currently unliquidated for each ACRN.

___X___ (7)  Contract-wide: sequential ACRN order.  The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN using the following sequential order: alpha/alpha; alpha/numeric; numeric/alpha; and numeric/numeric.

_____ (8)  Contract-wide: contracting officer specified ACRN order   The payment office will make payment in sequential ACRN order within the contract or order, exhausting all funds in the previous ACRN before paying from the next ACRN in the sequence order specified by the contracting officer.

_____ (9)  Contract-wide: by fiscal year.  The payment office will make payment using the oldest fiscal year appropriations first, exhausting all funds in the previous fiscal year before disbursing from the next fiscal year.  In the event there is more than one ACRN associated with the same fiscal year, the payment amount shall be disbursed from each ACRN within a fiscal year in the same proportion as the amount of funding obligated for each ACRN within the fiscal year.

_____ (10)  Contract-wide: by cancellation date.  The payment office will make payment using the ACRN with the earliest cancellation date first, exhausting all funds in that ACRN before disbursing funds from the next.  In the event there is more than one ACRN associated with the same cancellation date, the payment amount shall be disbursed from each ACRN with the same cancellation date in the same proportion as the amount of funding obligated for each ACRN with the same cancellation date.

_____ (11)  Contract-wide: proration. The payment office will make payment from each ACRN within the contract or order in the same proportion as the amount of funding currently unliquidated for each ACRN.

_____ (12)  Other.  If none of the standard payment instructions identified in paragraphs (d)(1) through (11) of this section are appropriate, the contracting officer may insert other payment instructions, provided the other payment instructions--
(i)  Provide a significantly better reflection of how funds will be expended in support of contract performance; and
(ii)  Are agreed to by the payment office and the contract administration office.

252.232-9007      PAYMENT INFORMATION IN CENTRAL CONTRACTOR REGISTRATION (CCR)
                            DATABASE

      This contract contains FAR clause 52.204-7, Central Contractor Registration.  All contractors must be registered in the CCR database prior to award, during performance, and through final payment of any contract, except for awards to foreign vendors for work to be performed outside the United States.

      The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data.  In addition to the contractor's requirement to confirm on an annual basis that its information in the CCR database is accurate and complete, the contractor's information in the CCR database must be updated whenever changes occur to the contractor's remit-to data (e.g., account number, vendor name and address, etc.) and the paying office notified of any changes.  The contractor's failure to maintain accurate information in the CCR database could result in payment delays for which the Government shall not be liable.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

252.232-9012  WIDE AREA WORK FLOW (WAWF) – RECEIPT AND ACCEPTANCE (RA) INSTRUCTIONS  (June 2007)

(a) As prescribed in DFARS clause 252.232-7003 Electronic Submission of Payment Requests (Jan 2004), Contractors must submit payment requests in electronic form.  Paper copies will no longer be accepted or processed for payment unless the conditions of DFARS clause 252.232-7003(c) apply.  To facilitate this electronic submission, the Defense Threat Reduction Agency (DTRA) has implemented the DoD sanctioned Wide Area Workflow-Receipt and Acceptance (WAWF-RA) for contractors to submit electronic payment requests and receiving reports.  The contractor shall submit electronic payment requests and receiving reports via WAWF-RA.  Vendors shall send an email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract by clicking on the Send More Email Notification link upon submission of an invoice/cost voucher in WAWF-RA.  To access WAWF, go to https://wawf.eb.mil//.

** For questions, contact the DTRA WAWF Team at 703-767-6840 or wawfhelp@dtra.mil **

(b) Definitions:

Acceptor:  Contracting Officer’s Representative, Program/Project Manager, or other government acceptance official as identified in the contract/order.

Pay Official:  Defense Finance and Accounting Service (DFAS) payment office identified in the contract/order.

SHIP To/Service Acceptor DoDAAC:  Acceptor DoDAAC or DCMA DoDAAC (as specified in the contract/order).

DCAA Auditor DoDAAC:  Needed when invoicing on cost-reimbursable contracts.  (Go to www.dcaa.mil and click on “CONUS” under the Audit Office Locator link.  Enter your zip code of your company to locate the DoDAAC of your DCAA Auditor Office.)

(c) WAWF Contractor Input Information:

The contractor shall use the following information in creating electronic payment requests in WAWF:

Invoice Type in WAWF:

If billing for Cost Type/Reimbursable contracts (including T&M and LH), select “Cost Voucher”
If billing for Firm-Fixed Price Materials Only, select “Combo”
If billing for Firm-Fixed Price Materials and Service, select “Combo”
If billing for Firm-Fixed Price Services Only, select “2-n-1 (Services Only)”

For WAWF Routing Information, See Table Below:

Description	SF 26	SF 33	SF 1449	DD 1155
	Located in Block/Section
Contract Number	2	2	2	1
Delivery Order	See Individual Order		4	2
CAGE Code	7	15a	17a	9
Pay DoDAAC	12	25	18a	15
Inspection	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Acceptance	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Issue Date	3	5	3	3
Issue By DoDAAC	5	7	9	6
Admin DoDAAC	6	24	16	7
Ship To / Service Acceptor DoDAAC	6	24	16	7
Ship to Extension	Do Not Fill In
Services or Supplies	Based on majority of requirement as determined by monetary value
Final Invoice?	Do not change “N” (no) to “Y” (yes) unless this is the last invoice and the contract is ready for closeout.

(d) Final Invoices/Vouchers -Final Payment shall be made in accordance with the Federal Acquisition Regulation (FAR) 52.216-7, entitled “Allowable Cost and Payment.”

Invoices - Invoice 2-n-1 (Services Only) and Invoice and Receiving Report (Combo)
Select the “Y” selection from the “Final Invoice?” drop-down box when submitting the final invoice for payment for a contract. Upon successful submission of the final invoice, click on the Send More Email Notifications link to send an additional email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract.

Cost Vouchers - Once the final DCAA audit is complete for cost reimbursable contracts and authorization is received to submit the final cost voucher, select the “Y” selection from the “Final Voucher” drop-down box when submitting the final cost voucher. Upon successful submission of the final cost voucher, click on the Send More Email Notifications link to send an additional email notification to the following email address: finalcostvouchers@dtra.mil

(e)  WAWF Training may be accessed online at http://www.wawftraining.com//.  To practice creating documents in WAWF, visit practice site at https://wawftraining.eb.mil//.  General DFAS information may be accessed using the DFAS website at http://www.dod.mil/dfas//.  Payment status information may be accessed using the myInvoice system at https://myinvoice.csd.disa.mil// or by calling the DFAS Columbus helpdesk at 800-756-4571. (Select Option 1)  Your contract number and shipment/invoice number will be required to check status of your payment.

Note:  For specific invoice related inquiries email: wawfvendorpay@dtra.mil.  Vendors shall forward any additional DTRA related WAWF questions to wawfhelp@dtra.mil.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section H - Special Contract Requirements

PATENT RIGHTS
RETENTION BY THE CONTRACTOR

In accordance with FAR 52.227-11 (f), reporting on utilization of subject inventions:

The Contractor agrees to submit, periodic reports annually on the utilization of a subject invention or efforts at obtaining such utilization that are being made by the Contractor or its licensees or assignees.

"PROHIBITION" - READ FURTHER

252.235-9003 PROHIBITION OF USE OF LABORATORY ANIMALS (JULY 2006) (DTRA)

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Material Command, Animal Care and Use Office.  You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Material Command, Animal Care and Use Office under separate letter to the recipient and Principal Investigator.  A copy of this approval will be provided to the Defense Threat Reduction Agency for the official file.  Non-compliance with any provision of this clause may result in the termination of the award.

SPECIAL LICENSE RIGHTS

(a) The requirements of this clause will become operative only if the following 2 conditions are met:  1) within 3 months after the end of this Contract, the Government provides in writing to the Contractor its intention to enter into a contract or other funding agreement with the Contractor and 2) the Contractor elects not to pursue post-Phase 1 phases necessary for FDA approval of a drug that is the subject of the research described in the Statement of Work for treatment of one or more of the Select Agent clinical indications specified in paragraph (g).

(b)   If both conditions of paragraph (a) are met, then the Contractor at no cost will deliver to the Government copies of and grant the Government Government Purpose Rights as defined in 252.227-7013, subject to the limitations set forth in paragraph (d), in the technical data developed under this contract that is necessary to pursue FDA approval for that drug for one or more of the Select Agent clinical indications in paragraph (g).  While not necessary to pursue FDA approval, such technical data shall also include the Drug Master file, right of reference documentation to all FDA submissions or other technical data mutually agreed to by the parties.

(c) If any dispute arises over whether the conditions in paragraphs (a) have been met, the Government shall not provide any technical data under this section to any third party until a final adjudication has been made of this issue in a federal court of final jurisdiction.  However, in any event, the Government may provide such technical data to nongovernment support contractor personnel identified in this contract.

(d)   The Government Purpose Rights of paragraph (b) shall be subject to the following terms:

(1)  For the technical data described in paragraph (b) this clause (including previously-delivered technical data necessary for FDA approval), Government will be granted Government purpose rights for the sole purpose of developing, seeking FDA approval for, and manufacturing, a drug that will be used for the Select Agent clinical indications specified in paragraph (g) of this clause

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

(2) The Contractor will retain its rights to use all technical data for its own purposes.

(3)  The Government may disclose such technical data developed under this Contract to a third party only under the following conditions:

(i) The Government may not provide such technical data to third parties unless the intended recipient completes and signs the use and non-disclosure agreement at paragraph (c) of DFARS 227.7103-7 or is subject to the clause at DFARS 252.227-7025 prior to release or disclosure of such technical data

(ii)  Such technical data shall only be disclosed to and used by such third party for the exclusive purpose of seeking FDA approval and subsequent production of a drug that will be used solely for the Select Agent indications specified in paragraph (g) and such third party shall not further disclose to or authorize use of such technical data by any other third party unless prior to disclosure such third party is subject to the use and non-disclosure agreement at paragraph (c) of DFARS 227.7103-7 or is subject to the clause at DFARS 252.227-7025.

(iii)  The Government will notify the Contractor of the disclosure of such data to a third party and provide a copy of the nondisclosure agreement or confirmation that the third party is subject to the clause at 252.227-7025 to the Contractor upon request.

(e)  If the conditions of paragraph (a) of this clause are met, the Contractor agrees to negotiate in good faith with the Government and/or third parties any additional intellectual property licenses that are necessary for the Government’s continued development, FDA approval and production of drugs with the Select Agent clinical indications set forth in paragraph (g), upon terms that are reasonable under the circumstances, to the extent that the Contractor owns or is authorized to sublicense the intellectual property for the Government purposes specified in the above paragraphs.  This obligation does not apply to “subject inventions” where the Government already possesses license rights in accordance with 35 U.S.C. 200 et seq.

(f)  The parties agree that the duration of the Government purpose rights period for the technical data subject to this clause shall be indefinite.

(g)  Select Agent clinical indications (available at http://www.bt.cdc.gov/agent/agentlist-category.asp#a):

CDC Category A and Category B pathogens.

CLAUSES INCORPORATED BY FULL TEXT

252.201-9003  LIMITATION OF AUTHORITY

No person in the Government, other than a Contracting Officer, has the authority to provide direction to the Contractor, which alters the Contractor’s obligations or changes this contract in any way.  If any person representing the Government, other than a Contracting Officer, attempts to alter contract obligations, change the contract specifications/statement of work or tells the contractor to perform some effort which the Contractor believes to be outside the scope of this contract, the Contractor shall immediately notify the Procuring Contracting Officer (PCO).  Contractor personnel shall not comply with any order or direction which they believe to be outside the scope of this contract unless the order or direction is issued by a Contracting Officer.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

252.203-9004 ETIOLOGIC AGENTS—BIOLOGICAL DEFENSE RESEARCH PROGRAM (FEB 2008)

a.
For purpose of this contract etiologic agent--biological defense program is defined as: any viable microorganism, or its toxin which causes or may cause human disease, including those agents listed in 42 CFR 73, 9 CFR 121, and 7 CFR 331, of the Department of Health and Human Services and Department of Agriculture regulations, respectively, and any agent of biological origin that poses a degree of hazard to those agents and is further identified by the US Army.  The contractor shall comply with the following when working with etiologic agents:

(1)	29 Code of Federal Regulations 1910, Occupational Health and Safety;
(2)	US Department of Health and Human Services (DHHS) and US Department of Agriculture, Select Agent Program(s), 42 CFR 73, 9 CFR 121, and 7 CFR 331; and
(3)	DHHS Publication No. 93-8395, Biosafety in Microbiological and Biomedical Laboratories, latest edition.

b.	Etiologic agents shall be packaged, labeled, shipped, and transported in accordance with applicable Federal, State, and local laws and regulations, to include:
(1)	42 CFR 72 (Interstate Shipment of Etiologic Agents);
(2)	49 CFR 172 and 173 (Department of Transportation);
(3)	9 CFR 122 (USDA Restricted Animal Pathogens);
(4)	International Air Transport Association Dangerous Goods Regulations;
(5)	The United States Postal Service shall not be used for transportation of BDRP related etiologic agents; and
(6)	If performance is outside of the United States, any additional procedures required by the nation where the work is to be performed.

252.209-9002   NON-GOVERNMENT SUPPORT PERSONNEL (JAN 2008)

The following companies may have access to contractor information, technical data or computer software that may be marked as proprietary or otherwise marked with restrictive legends: Suntiva LLC (Formerly C-Systems International Corporation)(contract specialist support); Goldbelt Raven LLC (Advisory and Assistance Services ); Systems Research and Analysis (SRA, managing JPRAS)and The Tauri Group (Advisory and Assistance Services).  Each contract contains organizational conflict of interest provisions and/or includes contractual requirements for non-disclosure of proprietary contractor information or data/software marked with restrictive legends.  The contractor, by submitting a proposal or entering into this contract, is deemed to have consented to the disclosure of its information to Suntiva LLC; Goldbelt Raven LLC, SRA and The Tauri Group under the conditions and limitations described herein.

252.215-9004      KEY PERSONNEL (FEB 2000)

The personnel listed below are considered essential to the work being performed hereunder.  Prior to removing, replacing, or diverting any of the specified individuals, the Contractor shall notify the Contracting Officer reasonably in advance and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this Contract.  No deviation shall be made by the Contractor without the prior written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing the change, such ratification shall constitute the consent of the Contracting Officer required by this paragraph.  The personnel listed below may, with the consent of the contracting parties, be amended from time to time during the course of the Contract to either add or delete personnel as appropriate.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Principal Investigator

252.223-9002 PROTECTION OF HUMAN SUBJECTS (APR 2005)

All research under this contract involving human subjects must be conducted in accordance with 32 CFR 219, 10 USC 980, and DoDD 3216.2, as well as other applicable federal and state regulations.  Contractors must be cognizant of and abide by the additional restrictions and limitations imposed on the DoD regarding research involving human subjects, specifically as regards vulnerable populations (32 CFR 219 modifications to subparts B-D of 45 CFR 46), recruitment of military research subjects (32 CFR 219), and surrogate consent (10 USC 980).  Defense Threat Reduction Agency (DTRA) Directive 3216.01 establishes the DTRA Human Subjects Protection Program, sets forth the policies, defines the applicable terms, and delineates the procedures necessary to ensure DTRA compliance with federal and DoD regulations and legislation governing human subject research.  The regulations mandate that all DoD activities, components, and agencies protect the rights and welfare of human subjects of study in DoD-supported research, development, test and evaluation, and related activities hereafter referred to as “research”.  The requirement to comply with the regulations applies to new starts and to continuing research.

The DTRA directive requires that research using human subjects may not begin or continue until the Defense Threat Reduction Agency’s Human Research Oversight Board (HROB) has reviewed and approved the proposed protocol.  Contractors and subcontractors are required to submit a valid federal assurance for their organization (institution, laboratory, facility) that has been issued by either DoD or the Department of Health and Human Services, and documentation of review of proposed protocols by the local Institutional Review Board (IRB) to include consent forms for any planned research using human subjects to the DTRA HROB for its review through the contracting officer’s representative (if assigned) or the contracting officer.  The HROB review is separate from, and in addition to, local IRB review.

Written approval to begin research or subcontract for the use of human subjects under the proposed protocol will be provided in writing from the DTRA HROB, through the contracting officer.  A copy of this approval shall be maintained by both the contractor and the government.  Any proposed modifications or amendments to the approved protocol or consent forms must be submitted to the local IRB and the DTRA HROB for review and approval.  Examples of modifications/amendments to the protocol include but are not limited to:

1)	a change of the Principal Investigator
2)	changes in duration or intensity of exposure to some stimulus or agent
3)	changes in the information requested of volunteers, or changes to the use of specimens or data collected
4)	changes in perceived or measured risks or benefits to volunteers that require changes to the study

Research pursuant to such modifications or amendments shall not be initiated without IRB and HROB approval except when necessary to eliminate apparent and immediate hazards to the subject(s).

Research projects lasting more than one year require IRB review at least annually, or more frequently as required by the responsible IRB.  HROB review and approval is required annually.  The contractor or subcontractor must provide documentation of continued IRB review of protocols for HROB review and approval in accordance with the Contract Data Requirements List.  Research must not continue without renewed HROB approval unless necessary to eliminate apparent and immediate hazards to the subject(s).

Non-compliance with any provision of this clause may result in withholding of payments under the contract pursuant to the contract’s payments clause(s) and/or contract termination pursuant to the contract’s termination clause(s).  The government shall not be responsible for any costs incurred for research involving human subjects prior to protocol approval by the HROB.

(End of Clause)

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

252.227-9000                                COMPUTER CODE DEVELOPMENT (OCT 1998)

Computer code development (the writing of a new computer program or the enhancement of an existing program to expand its capabilities) even if not explicitly specified in the Tasks of the SOW, shall be accompanied by a report which will be a brief summary describing the software, associated machine requirements and development and documentation status of each Computer Code for DTRA to determine the applicability of the Computer program to specific research programs.

252.235-9000    SOURCES OF INFORMATION (JULY 2000)

a.   The results of the research to be delivered to the Government under this Contract shall embody the most recent reliable information in the field which is available to the Contractor from private and governmental sources, and the Contractor agrees to utilize all sources of such information available to it.  In this connection, information in this field which is in the control of DTRA shall, with the consent of the Contracting Officer's Representative (COR) and under such safeguards and procedures as he/she may prescribe, be made available to the Contractor on request.  Additionally, the Contractor is encouraged to make use of the resources available through the Defense Threat Reduction Information Analysis Center (DTRIAC), 1680 Texas Street, Southeast, Kirtland AFB, New Mexico  87117.

b.   Reasonable assistance in obtaining access to information, or in obtaining permission to use Government or private facilities, will be given to the Contractor by DTRA.  Specifically, the Contractor must register with the Defense Technical Information Center, ATTN:  DTIC, 8725 John J. Kingman Road, Suite 0944, Fort Belvoir, VA  22060-6218, in accordance with Defense Logistics Agency (DLA) Regulation 4185.10, Certification and Registration for Access to DoD Defense Technical Information.  DD Form 1540, the registration form, shall be forwarded to the DTRA Contracting Officer for approval (DFARS 35.010(b)).
 (End of clause)

252.247-9000 GOVERNMENT CONTRACTOR TRAVEL (JUL 2007)

The Joint Travel Regulation (JTR), Appendix E, Part I.A.1.b., states invitational travel applies to individuals acting in a capacity that is related directly to, or in connection with, official DOD activities; however, this does not include a contractor’s employee traveling in the performance of the contract.  Appendix E, Part I.B.4.  RESTRICTIONS, further states invitational travel must not be authorized for contractors.  Appendix E, Part III states neither the JFTR nor the JTR may be used as official contractor travel regulations as they apply to uniformed personnel and Defense Department civilian employees and contain provisions, the use of which is illegal by contractors.  The JTR can be viewed at https://secureapp2.hqda.pentagon.mil/perdiem

Discounts may be obtained for some travel related services (identified below); however, commercial vendors are under no obligation to extend Government rates for the Government’s travel and transportation programs to contractors working on behalf of the Federal Government.  Contractors must contact their Contracting Officer Representative (COR) to obtain a Government Contractor Official Travel Letter of Identification, signed by the authorizing Contracting Officer.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Contract City-Pair Air Passenger Transportation Program and Other Government Fares.  Use of GSA contract city-pair air passenger fares is governed by GSA’s contracts with the airlines and by the Defense Transportation Regulation (DOD 4500.9-R), Part I, Chapter 103.  Use of other airfares reserved for Government employees on official business is governed by the airline fare structure and rules.  Government contractors are not eligible to participate in the GSA city-pairs program for air passenger transportation services as of October 1, 1998.

Rail Service.  Commercial passenger rail vendors may voluntarily offer discount rates to contractors traveling who are on official Government business at the vendor’s discretion.

Lodging Programs.  GSA and Services’ lodging programs may voluntarily offer discount rates to contractors who are on official Government business at the vendor’s discretion.

Car Rental Program.  Military Surface Deployment and Distribution Command (SDDC) negotiates special rate agreements with car rental companies available to all Government employees and uniformed personnel while traveling on official Government business.  Some commercial car rental companies may voluntarily offer similar discount rates to Government contractors at the vendor's discretion.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2005
52.203-13	Contractor Code of Business Ethics and Conduct	DEC 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	JUL 2006
52.209-6	Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.215-2	Audit and Records--Negotiation	JUN 1999
52.215-8	Order of Precedence--Uniform Contract Format	OCT 1997
52.215-10	Price Reduction for Defective Cost or Pricing Data	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-2	Payment For Overtime Premiums	JUL 1990
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-39	Notification of Employee Rights Concerning Payment of Union Dues or Fees	DEC 2004
52.222-50	Combating Trafficking in Persons	AUG 2007
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.225-13	Restrictions on Certain Foreign Purchases	FEB 2006
52.227-1 Alt I	Authorization And Consent (Jul 1995) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	AUG 1996
52.227-11	Patent Rights--Ownership By The Contractor	DEC 2007
52.228-7	Insurance--Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

52.232-22	Limitation Of Funds	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer--Central Contractor Registration	OCT 2003
52.233-1 Alt I	Disputes (Jul 2002) - Alternate I	DEC 1991
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes--Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.245-1	Government Property	JUN 2007
52.245-9	Use And Charges	JUN 2007
52.246-9	Inspection Of Research And Development (Short Form)	APR 1984
52.246-25	Limitation Of Liability--Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.251-1	Government Supply Sources	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	NOV 2003
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.215-7000	Pricing Adjustments	DEC 1991
252.215-7002	Cost Estimating System Requirements	DEC 2006
252.215-7004	Excessive Pass-Through Charges	APR 2007
252.225-7004	Report of Contract Performance Outside the United States and Canada--Submission after Award	MAY 2007
252.225-7006	Quarterly Reporting of Actual Contract Performance Outside the United States	MAY 2007
252.225-7012	Preference For Certain Domestic Commodities	JAN 2007
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data--Noncommercial Items	NOV 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7030	Technical Data--Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents--Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests	MAR 2007
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 1991
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000
252.251-7000	Ordering From Government Supply Sources	NOV 2004

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

CLAUSES INCORPORATED BY FULL TEXT

52.217-9     OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor on or before the expiration of the contract basic period.  The Government will give the Contractor a preliminary written notice of its intent to extend at least 30 days before the contract(and any exercised option) expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 5 Years.

(End of clause)

52.249-14     EXCUSABLE DELAYS (APR 1984)

(a) Except for defaults of subcontractors at any tier, the Contractor shall not be in default because of any failure to perform this contract under its terms if the failure arises from causes beyond the control and without the fault or negligence of the Contractor. Examples of these causes are (1) acts of God or of the public enemy, (2) acts of the Government in either its sovereign or contractual capacity, (3) fires, (4) floods, (5) epidemics, (6) quarantine restrictions, (7) strikes, (8) freight embargoes, and (9) unusually severe weather. In each instance, the failure to perform must be beyond the control and without the fault or negligence of the Contractor. "Default" includes failure to make progress in the work so as to endanger performance.

(b) If the failure to perform is caused by the failure of a subcontractor at any tier to perform or make progress, and if the cause of the failure was beyond the control of both the Contractor and subcontractor, and without the fault or negligence of either, the Contractor shall not be deemed to be in default, unless--

(1) The subcontracted supplies or services were obtainable from other sources;

(2) The Contracting Officer ordered the Contractor in writing to purchase these supplies or services from the other source; and

(3) The Contractor failed to comply reasonably with this order.

(c) Upon request of the Contractor, the Contracting Officer shall ascertain the facts and extent of the failure. If the Contracting Officer determines that any failure to perform results from one or more of the causes above, the delivery schedule shall be revised, subject to the rights of the Government under the termination clause of this contract.

(End of clause)

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:

http://farsite.hill.af.mil/

(End of clause)

252.242-9000  CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS) (NOV 2002)

1.  As required by FAR Parts 42 and 15, and DTRA policy for the Contractor Performance Assessment Reporting System (CPARS) and Past Performance Information Retrieval System (PPIRS), formerly known as PPAIS, effective July, 2001, the Government shall complete a CPAR each year of the period of performance of this contract.  The contractor will have an opportunity to provide their comments in each CPAR before it is completed.  In accordance with DTRA CPARS policy the completed CPARs will be entered into PPIRS, a retrieval system for Government source selection teams to access the CPARs of contractor's performance.  The DTRA CPARS and PPIRS policy includes an explanation of the process and procedures that will be utilized under this contract.  A copy is available for contractor reference via the DTRAlink (www.dtra.mil) by accessing Acquisition, Doing Business With Us.

2.  The CPARs shall occur annually in accordance with the schedule established below:

(i)  Initial CPAR: 12 months after contract start date (date performance begins)  TBD (by PCO)

(ii) Interim CPAR(s) will be performed annually on the anniversary of the contract start date according to the following schedule:   TBD (by PCO)

(iii) A Final CPAR will be completed upon contract termination, transfer of program management/contract management responsibility outside of DTRA, the delivery of the final end item on contract and/or the completion of the performance period.

(iv) An Out-of-Cycle CPAR may be required when there is a significant change in performance that alters the assessment in one or more evaluation area(s).  An Out-of-Cycle CPAR is optional and shall be processed in accordance with DTRA CPARS policy referenced in paragraph 1. above.

3.  Each CPAR shall only cover the period elapsing from the last annual CPAR.  The final CPAR shall not be used to summarize or "roll-up" the contractor's performance under the entire contract.  Each annual CPAR and the final CPAR together will comprise a total picture of contractor performance.

4.  At the request of the Government, a verbal, informal review of the Contractor’s performance may be held 3-6 months before the completion of the Interim or Final Evaluation periods.   This review entails discussing any problems or areas of concern regarding the Contractor’s performance to date.  No written evaluation form or other formal documentation is required for this evaluation.  It may be conducted with the Contractor by telephone, teleconference or face-to-face.  This is designed to offer the Contractor an opportunity to correct known deficiencies or weaknesses prior to the formal written evaluation.

5.  As set forth in DTRA CPARS policy, any disagreements between the Contractor and the Program Manager regarding the CPAR(s) that cannot be resolved shall be reviewed by the designated Reviewing Official prior to completion of the CPAR.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

6.  Special Requirements for Indefinite Delivery Contracts (IDIQ and Requirements type), CPARs shall be processed (select one)

____ for all existing orders (combined) at the time the CPAR is processed
____ on an order-by-order basis
____ on a grouped order basis

7.  The policy and procedures set forth in this clause and DTRA CPARS policy are not subject to "Disputes" as described in FAR Part 33.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003

Section J - List of Documents, Exhibits and Other Attachments

ATTACHMENTS/EXHIBITS
DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Statement of Work – "Biological Advanced Development."	6	April 30, 2008
Exhibit A	CDRL and Instructions	6	March 13, 2008

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

HDTRA1-08-C-0003
Attachment Number 1

STATEMENT OF WORK
Biological Advanced Development

April 30, 2008

[*]

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

Exhibit A

CONTRACT DATA R…UIREMENTS LIST

…m Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
N/A	A	TDP ______ TM ______ OTHER ______________

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Chemical/Biological Medical Systems		Peregrine Pharmaceuticals

Data Item A001

Field	Value
1. DATA ITEM NO.	A001
2. TITLE OF DATA ITEM	Work Breakdown Structure
3. SUBTITLE	3-Level Work Breakdown Structure
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	See Blk 16
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
3 - Level Work breakdown structure with associated costs and schedule per each level of work. For the lowest level of each task show the cost breakdown for labor, material and other indirect costs. Blocks 10-13: First report due within 30 days of contract initiation, to be submitted at Kick off meeting. Format as provided to contractor. To be updated annually.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A002

Field	Value
1. DATA ITEM NO.	A002
2. TITLE OF DATA ITEM	Monthly Invoice Report
3. SUBTITLE	N/A
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Monthly
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
A summary of invoices submitted during the previous month, or last month for which unreported data is available. Format as provided to contractor
Block 11-13: Report due on the first business day of the month following contract initiation and every month thereafter.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A003

Field	Value
1. DATA ITEM NO.	A003
2. TITLE OF DATA ITEM	Quarterly Status Report
3. SUBTITLE	Quarterly Contract Performance report
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Quarterly
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Blocks 11-13: First report due within 15 days after the end of the first Fiscal Quarter after award. Subsequent reports due within 15 days of the end of each FQ. Format provided as provided to the contractor

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A004

Field	Value
1. DATA ITEM NO.	A004
2. TITLE OF DATA ITEM	Quarterly Financial Status Report
3. SUBTITLE	N/A
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Quarterly
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Blocks 11-13: First report due within 15 days after the end of the first Fiscal Quarter after award. Subsequent reports due within 15 days of the end of each FQ. Format provided as provided to the contractor. report should include expenditures down to each item in the 3-Level Work Breakdown Structure

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
[signature]	3/13/08	[signature]	3/13/2008

DD FORM 1423, AUG 96 PREVIOUS EDITION MAY BE USED. Page ___ of ___ Pages

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

CONTRACT DATA REQUIREMENTS LIST

m Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
N/A	A	TDP ____ TM ____ OTHER ____

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Chemical/Biological Medical Systems		Peregrine Pharamaceuticals

Data Item A005

Field	Value
1. DATA ITEM NO.	A005
2. TITLE OF DATA ITEM	Annual Report
3. SUBTITLE	Cumulative Annual Progress Report
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	See Blk 16
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS

Blocks 10-13: First submission within 15 days after the end of the first Fiscal Year following award. Subsequent reports due within 15 days after the end of the Fiscal Year. Format as provided to contractor.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A006

Field	Value
1. DATA ITEM NO.	A006
2. TITLE OF DATA ITEM	Quarterly Schedule Report
3. SUBTITLE	N/A
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Quarterly
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS

Blocks 11-13: First report due within 15 days after the end of the first Fiscal Quarter after award. Subsequent reports due within 15 days of the end of each FQ. Contractor to provide updated Gantt chart reflecting project schedule, tasks performed to date, and tasks scheduled. The Gannt chart should also align with the 3-level Work Breakdown Schedule.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A007

Field	Value
1. DATA ITEM NO.	A007
2. TITLE OF DATA ITEM	Final Report
3. SUBTITLE	Final Project Report
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	1 Time
11. AS OF DATE	End of Project
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	N/A
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS

Block 12: Submission within 15 days of completion of final task. Contractor Format acceptable. Final report must include final summary of cost/financial data and project schedule, in addition to project performance.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A008

Field	Value
1. DATA ITEM NO.	A008
2. TITLE OF DATA ITEM	Miscellaneous Data Submissions
3. SUBTITLE	Point Papers, Briefings TPP, PDP, et al
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	As Required
11. AS OF DATE	As Required
12. DATE OF FIRST SUBMISSION	As Required
13. DATE OF SUBSEQUENT SUBMISSION	As Required
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS

Submission frequencies and dates will be coordinated. Deliverables shall be compatible electronic media. Unless format is provided, contractor format is acceptable.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
[signature]	3/13/08	[signature]	3/13/08

DD FORM 1423, AUG 96 PREVIOUS EDITION MAY BE USED. Page ___ of ___ Pages

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

CONTRACT DATA REQUIREMENTS LIST

Form Approved
OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 440 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services and Communications Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO.	B. EXHIBIT	C. CATEGORY:
N/A	A	TDP ____ TM ____ OTHER ________

D. SYSTEM/ITEM	E. CONTRACT/PR NO.	F. CONTRACTOR
Chemical/Biological Medical Systems		Peregrine Pharamaceuticals

Data Item A009

Field	Value
1. DATA ITEM NO.	A009
2. TITLE OF DATA ITEM	Patents - Reporting of Subject Inventions
3. SUBTITLE	N/A
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Annually
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Provide report(s) every 12 months from the date of the contract as identified in the DFARS 252.227-7039 (Patents - Reporting Subject Inventions (DD Form 882 attached) and FAR 52.227-11

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A010

Field	Value
1. DATA ITEM NO.	A010
2. TITLE OF DATA ITEM	Regulatory Approval and Technical Data Packages
3. SUBTITLE	Submission Report (Regulatory Appr. Docs)
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	See Blk 16
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Contractor will provide the Government copies of all technical data generated by the Contractor prior to and during performance of contract necessary to pursue FDA approval of IND, NDA, biologics license app., or other appr., and notify the Government of FDA decisions.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI		1	
DTRA/BCR		1	
15. TOTAL →		2	

Data Item A011

Field	Value
1. DATA ITEM NO.	A011
2. TITLE OF DATA ITEM	In Process Review
3. SUBTITLE	N/A
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	Every 6 months
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Contractor present project status formally during to the Government every 6 months in accordance with a Government provided agenda.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
DTRA/TMTI			
DTRA/BCR			
15. TOTAL →			

Data Item A012

Field	Value
1. DATA ITEM NO.	A012
2. TITLE OF DATA ITEM	Expenditure Forecast
3. SUBTITLE	Project spend plan
4. AUTHORITY (Data Acquisition Document No.)	N/A
5. CONTRACT REFERENCE	N/A
6. REQUIRING OFFICE	DTRA/TMTI
7. DD 250 REQ	LT
8. APP CODE	A
9. DIST STATEMENT REQUIRED	N/A
10. FREQUENCY	See Blk 16
11. AS OF DATE	See Blk 16
12. DATE OF FIRST SUBMISSION	See Blk 16
13. DATE OF SUBSEQUENT SUBMISSION	See Blk 16
17. PRICE GROUP	
18. ESTIMATED TOTAL PRICE	

16. REMARKS
Blocks 10-13:Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project within 30 days of contract initiation and would update the forecast as requested by the Government. Format as provided to the contractor.

14. DISTRIBUTION a. ADDRESSEE	b. COPIES Draft	Final Reg	Final Repro
15. TOTAL →			

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE
[signature]	5/13/08	[signature]	3/13/20[illegible]

DD FORM 1423, AUG 96 PREVIOUS EDITION MAY BE USED. Page ____ of ____ Pages

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

Project Spend Plan: PERFORMER NAME, CONTRACT/ AGREEMENT NUMBER
CONTRACT/AGREEMENT PROJECT TITLE
Begin Date: Month 1
End Date: Month XX

Month	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	Month 7	Month 8	Month 9	Month 10	Month 11	ETC
POP[1]	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option	Base/ Option
Planned Monthly Expenditure												
Tasks [2]												
Total POP Expenditure[3]												
Cumulative Total Expenditure[4]												

Notes:

1 – Period of Performance (POP) will be one of the following: Base or Option

2 – Tasks that would be performed during the month from SOW correlating to the month's planned expenditure (e.g., Task 1.4.1 from SOW)

3 – Total POP Expenditure is the total amount, including that month's planned expenditure, for that POP (e.g., for that option)

4 – Cumulative Total Expenditure is the total amount spent on the project so far, including all POPs

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

Performer:
Project Name and Contract/MIPR/IACRO/OTA/Other Identification Number:
Report Submission Date:
Period Covered (From/To):
Prepared by (name/phone number/email):

Obligation Year, Period or ACRN	Amount Obligated to date	Invoice Numbers and Amount submitted in the reporting period	Cumulative Amount Invoiced	Comments (As Desired)

Obligation Year, Period or CLIN/ACRN – List each source of funding received. For example, list FY for MIPRs/IACROs, or Contract Line Item Number (CLIN)/Accounting Classification Reference Number (ACRN) for contracts.
Amount Obligated to date – List the total amount obligated for each funding source.
Invoice Numbers and Amount submitted for the Reporting period – List the invoice number and amount for invoices submitted during the reporting period for each funding source.
Cumulative Invoiced – Aggregated total since the beginning of the project.
Comments – As desired.

1

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

Proposal Title:
Institution:
Contract Number:
Report Date:
Report Type (Identify whether the report is a Quarterly, Annual, or Final report):
Report Number (For quarterly, identify if it is the 1st, 2nd, or 3rd quarter report. For annual, identify it by the year):
Reporting Period (From/To):
Prepared By:
Contact Information (Phone, Fax, and E-mail):

Progress on Major Project Tasks Areas:

Task Number (From SOW)	TASK (From SOW)	Total funds budgeted for task	Projected start date of task	Projected completion date of task	Actual start date of task	Percent complete at end of reporting period	Actual task completion date	Costs associated with reporting period	Total costs to date

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

REPORT OF INVENTIONS AND SUBCONTRACTS

(Pursuant to "Patent Rights" Contract Clause) (See Instructions on back)

Form Approved
OMB No. 9000-0095
Expires Jan 31, 2008

The public reporting burden for this collection of information is estimated to average 1 hour per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (9000-0095). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR COMPLETED FORM TO THE ABOVE ORGANIZATION. RETURN COMPLETED FORM TO THE CONTRACTING OFFICER.

1.a. NAME OF CONTRACTOR/SUBCONTRACTOR	c. CONTRACT NUMBER	2.a. NAME OF GOVERNMENT PRIME CONTRACTOR	c. CONTRACT NUMBER	3. TYPE OF REPORT *(X one)* a. INTERIM / b. FINAL
b. ADDRESS *(Include ZIP Code)*	d. AWARD DATE *(YYYYMMDD)*	b. ADDRESS *(Include ZIP Code)*	d. AWARD DATE *(YYYYMMDD)*	4. REPORTING PERIOD *(YYYYMMDD)* a. FROM / b. TO

SECTION I - SUBJECT INVENTIONS

5. "SUBJECT INVENTIONS" REQUIRED TO BE REPORTED BY CONTRACTOR/SUBCONTRACTOR *(If "None," so state)*

NAME(S) OF INVENTOR(S) *(Last, First, Middle Initial)* a.	TITLE OF INVENTION(S) b.	DISCLOSURE NUMBER, PATENT APPLICATION SERIAL NUMBER OR PATENT NUMBER c.	ELECTION TO FILE PATENT APPLICATIONS (X) d. (1) UNITED STATES (a) YES	(1) UNITED STATES (b) NO	(2) FOREIGN (a) YES	(2) FOREIGN (b) NO	CONFIRMATORY INSTRUMENT OR ASSIGNMENT FORWARDED TO CONTRACTING OFFICER (X) e. (a) YES	(b) NO

f. EMPLOYER OF INVENTOR(S) NOT EMPLOYED BY CONTRACTOR/SUBCONTRACTOR

(1) (a) NAME OF INVENTOR *(Last, First, Middle Initial)*	(2) (a) NAME OF INVENTOR *(Last, First, Middle Initial)*
(b) NAME OF EMPLOYER	(b) NAME OF EMPLOYER
(c) ADDRESS OF EMPLOYER *(Include ZIP Code)*	(c) ADDRESS OF EMPLOYER *(Include ZIP Code)*

g. ELECTED FOREIGN COUNTRIES IN WHICH A PATENT APPLICATION WILL BE FILED

(1) TITLE OF INVENTION	(2) FOREIGN COUNTRIES OF PATENT APPLICATION

SECTION II - SUBCONTRACTS *(Containing a "Patent Rights" clause)*

6. SUBCONTRACTS AWARDED BY CONTRACTOR/SUBCONTRACTOR *(If "None," so state)*

NAME OF SUBCONTRACTOR(S) a.	ADDRESS *(Include ZIP Code)* b.	SUBCONTRACT NUMBER(S) c.	FAR "PATENT RIGHTS" d. (1) CLAUSE NUMBER	(2) DATE *(YYYYMM)*	DESCRIPTION OF WORK TO BE PERFORMED UNDER SUBCONTRACT(S) e.	SUBCONTRACT DATES *(YYYYMMDD)* f. (1) AWARD	(2) ESTIMATED COMPLETION

SECTION III - CERTIFICATION

7. CERTIFICATION OF REPORT BY CONTRACTOR/SUBCONTRACTOR *(Not required if: (X as appropriate))* SMALL BUSINESS or NONPROFIT ORGANIZATION

I certify that the reporting party has procedures for prompt identification and timely disclosure of "Subject Inventions," that such procedures have been followed and that all "Subject Inventions" have been reported.

a. NAME OF AUTHORIZED CONTRACTOR/SUBCONTRACTOR OFFICIAL *(Last, First, Middle Initial)*	b. TITLE	c. SIGNATURE	d. DATE SIGNED

DD FORM 882, JUL 2005 PREVIOUS EDITION IS OBSOLETE. FormFlow/Adobe Professional 6.0

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

DD FORM 882 INSTRUCTIONS

GENERAL

This form is for use in submitting INTERIM and FINAL invention reports to the Contracting Officer and for use in reporting the award of subcontracts containing a "Patent Rights" clause. If the form does not afford sufficient space, multiple forms may be used or plain sheets of paper with proper identification of information by item number may be attached.

An INTERIM report is due at least every 12 months from the date of contract award and shall include (a) a listing of "Subject Inventions" during the reporting period, (b) a certification of compliance with required invention identification and disclosure procedures together with a certification of reporting of all "Subject Inventions," and (c) any required information not previously reported on subcontracts containing a "Patent Rights" clause.

A FINAL report is due within 6 months if contractor is a small business firm or domestic nonprofit organization and within 3 months for all others after completion of the contract work and shall include (a) a listing of all "Subject Inventions" required by the contract to be reported, and (b) any required information not previously reported on subcontracts awarded during the course of or under the contract and containing a "Patent Rights" clause.

While the form may be used for simultaneously reporting inventions and subcontracts, it may also be used for reporting, promptly after award, subcontracts containing a "Patent Rights" clause.

Dates shall be entered where indicated in certain items on this form and shall be entered in six or eight digit numbers in the order of year and month (YYYYMM) or year, month and day (YYYYMMDD). Example: April 2005 should be entered as 200504 and April 15, 2005 should be entered as 20050415.

1.a. Self-explanatory.

1.b. Self-explanatory.

1.c. If "same" as Item 2.c., so state.

1.d. Self-explanatory.

2.a. If "same" as Item 1.e., so state.

2.b. Self-explanatory.

2.c. Procurement Instrument Identification (PII) number of contract (DFARS 204.7003).

2.d. through 5.e. Self-explanatory.

5.f. The name and address of the employer of each inventor not employed by the contractor or subcontractor is needed because the Government's rights in a reported invention may not be determined solely by the terms of the "Patent Rights" clause in the contract.

Example 1: If an invention is made by a Government employee assigned to work with a contractor, the Government rights in such an invention will be determined under Executive Order 10096.

Example 2: If an invention is made under a contract by joint inventors and one of the inventors is a Government employee, the Government's rights in such an inventor's interest in the invention will also be determined under Executive Order 10096, except where the contractor is a small business or nonprofit organization, in which case the provisions of 35 U.S.C. 202(e) will apply.

5.g.(1) Self-explanatory.

5.g.(2) Self-explanatory with the exception that the contractor or subcontractor shall indicate, if known at the time of this report, whether applications will be filed under either the Patent Cooperation Treaty (PCT) or the European Patent Convention (EPC). If such is known, the letters PCT or EPC shall be entered after each listed country.

6.a. Self-explanatory.

6.b. Self-explanatory.

6.c. Self-explanatory.

6.d. Patent Rights Clauses are located in FAR 52.227.

6.e. Self-explanatory.

6.f. Self-explanatory.

7. Certification not required by small business firms and domestic nonprofit organizations.

7.a. through 7.d. Self-explanatory.

DD FORM 882 (BACK), JUL 2005

[ * ] The following portion has been omitted pursuant to a Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.